Semper MBS Total Return Fund
Class A	SEMOX
Institutional Class	SEMMX
Investor Class	SEMPX

Semper Short Duration Fund
Institutional Class	SEMIX
Investor Class	SEMRX
(Each a “Fund,” together the “Funds”)
Supplement dated July 28, 2023 to the Prospectus and
Statement of Additional Information (“SAI”), each dated February 28, 2023

At a meeting of the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”) held on July 20, 2023, the Board approved, and recommended approval by a vote of each Fund’s shareholders, an investment advisory agreement between Medalist Partners LP (“Medalist Partners”) and the Trust, on behalf of each Fund (the “New Investment Advisory Agreement”).

Semper Capital Management, L.P. (“Semper Capital”), the current investment adviser to the Funds, and Medalist Partners previously entered into a Services Agreement in October 2022 and a Sub-Advisory Agreement in March 2023, whereby the firms formed a partnership to focus on investment opportunities in the structured credit market. Under this partnership, Medalist Partners has been providing certain investment and support services to Semper Capital and the Funds. On July 14, 2023, Semper Capital and Medalist Partners entered into a new agreement to expand their partnership, whereby, upon obtaining relevant client approvals, Medalist Partners would (1) hire certain employees of Semper Capital and (2) transition all investment and support functions to Medalist Partners (the “Transition”). The Transition is expected to take effect in the third quarter of 2023. Medalist Partners has agreed to an economic sharing arrangement with Semper Capital with respect to the Funds for a period following the Transition. Simultaneously with the effectiveness of the Transition, Semper Capital intends to terminate the investment advisory agreements with the Trust, on behalf of the Funds (“Prior Investment Advisory Agreements”).

Mr. Thomas Mandel, CFA, current Chief Investment Officer of Semper Capital, who has been a portfolio manager of each Fund since each Fund’s inception, will become an employee of Medalist Partners and will continue to be a portfolio manager responsible for day-to-day investment management of each Fund. It is anticipated that effective after the Transition, Mr. Gregory Richter, CEO and Partner of Medalist Partners, will join Thomas Mandel as a portfolio manager for each Fund. Mr. Vesta Marks, who has been a portfolio manager of each Fund since January 2023, will not become an employee of Medalist and will no longer serve as a portfolio manager to the Funds.

The terms of the New Investment Advisory Agreement are substantially identical to the terms of the Prior Investment Advisory Agreements, except for the investment adviser, dates of execution, effectiveness, and termination. The New Investment Advisory Agreement will have the same investment management fee schedule for each Fund as under the Prior Investment Advisory Agreements. Additionally, the expense limitation that is currently in place for each Fund’s total operating expenses will remain unchanged for at least two years from the effective date of the New Investment Advisory Agreement. Once shareholders approve the New Investment Advisory Agreement with Medalist Partners, the names of the Funds will be changed to reflect the name of the new investment adviser. The name of the Semper MBS Total Return Fund is expected to change to the Medalist Partners MBS Total Return Fund, and the name of the Semper Short Duration Fund is expected to change to the Medalist Partners Short Duration Fund. None of the Funds’ investment policies, strategies, or risks will change as a result of the Transition.

A special meeting of the Funds’ shareholders is scheduled to be held in September 2023. In the coming weeks, each Fund’s shareholders of record will receive a proxy statement soliciting their vote with respect to the proposed New Investment Advisory Agreement. If the Funds’ shareholders approve the New Investment Advisory Agreement, Medalist Partners will assume the responsibilities of serving as the Funds’ investment adviser and will replace Semper Capital as investment adviser to the Funds. A more complete description of the Proposal, as well as information regarding the factors the Board considered in approving the Proposal, will be provided in the proxy statement. When you receive your proxy statement, please review it and cast your vote so the Funds may avoid any future solicitations. Your vote is important to the Funds.

Please retain this supplement with your Prospectus and SAI.